N-SAR Exhibit: Sub-item 77I
ClearBridge Energy MLP Total Return
Fund Inc. (the ?Fund?)

The Fund?s Investment Management
Agreement and Subadvisory
Agreement, are incorporated by
reference to Registrant's pre-effective
Amendment No. 1 to Form N-2, filed
with the Securities and Exchange
Commission on May 18, 2012
(Accession No. 0001193125-12-240296).